UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2006


                              Analog Devices, Inc.
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             (Exact name of registrant as specified in its charter)


         Massachusetts                   1-7819                   04-2348234
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 (State or other jurisdiction         (Commission              (IRS Employer
        of incorporation              File Number)           Identification No.)


     One Technology Way, Norwood, MA                                02062
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 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (781) 329-4700


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On May 24, 2006, Analog Devices, Inc. (the "Company") issued a press release announcing that it has received a document subpoena from the U.S. Attorney for the Southern District of New York requesting records from 2000 to the present relating to the Company's granting of stock options. The Company plans to cooperate fully with the office of the United States Attorney in connection with this subpoena. The Company believes that the options at issue in this matter are the same option grants which have been the subject of investigation by the SEC. As previously disclosed, the Company has reached a tentative settlement with the SEC regarding the SEC's inquiry into the Company's stock option granting practices. The Company is continuing to work with the SEC to finalize that settlement. The Company has determined that no restatement of its historical financial results would be necessary due to the proposed settlement, because the effects of using revised measurement dates for the options in question are not material to any of the Company's fiscal years, based on the materiality guidelines contained in SAB 99.

     A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(d)  Exhibits


Exhibit No.    Description
----------     -----------

99.1           Press release dated May 24, 2006

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 24, 2006                       ANALOG DEVICES, INC.

                                         By: /s/ Margaret K. Seif
                                             -----------------------------------
                                             Margaret K. Seif
                                             Vice President, General Counsel and
                                             Secretary

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press release dated May 24, 2006